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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): June 29, 2004
                                                          -------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

       Missouri                      0-24571              43-1816913
      ----------                    ---------             ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

     Exhibit 99.1   Press Release dated June 29, 2004.

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

     On June 29, 2004, the Board of Directors of Pulaski Financial Corp. appointed Leon A. Felman as a director of Pulaski Financial Corp. and Pulaski Bank. The press release announcing the appointment is attached as Exhibit 99.1



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 29, 2004                   By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer